Exhibit 99.1

ICON to acquire PRA Health Sciences, creating a world leader in Healthcare Intelligence and Clinical Research

•	The consolidation brings together two organizations with a history of robust growth and performance ready to build on this strength using the outstanding talent of both companies to deliver enhanced value to patients, customers, employees and shareholders.

•	All customers will benefit from increased functional, geographic and therapeutic scale as well as expansive healthcare technology innovation.

•	The combination will address the growing market need for de-centralised and hybrid trial solutions from a differentiated combination of mobile and connected health platforms, a global site network, home health services and wearables expertise.

•	The combined business will be no. 1 or 2 in key clinical market segments and have formal strategic partnerships with a majority of the top 20 biopharma companies, providing a platform for growth and innovation.

•	Significant shareholder value creation expected as a result of strong industry momentum and leveraging best practice operating models, revenue, cost and tax synergies.

•	ICON and PRA to host conference call at 8:30 a.m. EST 24th February.

Dublin, Ireland, 24th February 2021- ICON plc, (NASDAQ: ICLR), a global provider of outsourced drug and device development and commercialisation services to the pharmaceutical, biotechnology and medical device industries, and government and public health organisations, today announced it has entered into a definitive agreement to acquire PRA Health Sciences, Inc. (NASDAQ: PRAH) in a cash and stock transaction valued at approximately $12 billion, with the per share merger consideration consisting of $80 in cash and 0.4125 shares of ICON stock. The consideration represents an approximately 30% premium to PRA’s closing price as of February 23, 2021.

The transaction brings together two high-quality, innovative and growing organisations with similar cultures and a shared focus on high quality and efficient clinical trial execution from Phase 1 to post-approval studies.

Biopharma and medical device customers of all sizes will benefit from broader service offerings and geographic footprint, deeper therapeutic expertise, expansive healthcare technology innovation, and functional talent and capabilities. PRA’s mobile and connected health platforms and real world data and information solutions together with ICON’s Accellacare site network, home health services and wearables expertise, will be combined to deliver differentiated decentralised and hybrid trial solutions to meet growing customer needs.

The transaction is anticipated to be highly accretive delivering double-digit accretion in the first full year and growing to 20%+ thereafter, driven by growth momentum, estimated annual run-rate cost synergies of $150 million, and the combined effective tax rate decreasing to 14%, both to be realised in approximately 4 years.

Dr. Steve Cutler, Chief Executive Officer, ICON plc, said:

“The combined company will create a new paradigm for accelerating clinical research and bringing new medicines and devices to market. Both ICON and PRA have track records of robust growth and performance and we are ready to build on this unrivalled position of strength, utilising the outstanding talent in both organisations. With broader and deeper operational scale combined with innovative technology and real world data solutions, we will enable all customers to reduce their development time and cost. We will be the leading provider of de-centralised and hybrid trial solutions through the integration of our data capabilities, health platforms and Accellacare site network. The transaction will be highly accretive from full year 1 post-close.”

Colin Shannon, Chairman and Chief Executive Officer, PRA Health Sciences, said:

“I joined PRA 13 years ago to help build a company that would make a difference in the world and transform the way we developed new medicines. The way we do it now takes far too long and costs far too much. Critically ill patients can’t wait for cures. Underserved populations can’t wait for access. Every day counts. COVID-19 created a platform for change that we cannot ignore. The pandemic accelerated the adoption of mobile health technologies and healthcare intelligence tools – tools that PRA helped develop – at an unprecedented rate. The union of PRA and ICON will create an organization that has the people, data and technology to bring those cures to patients faster and more efficiently than ever before. We are thrilled to be joining with ICON, a company with a similar culture and values. I’m deeply indebted to PRA’s 19,000 talented employees who have helped us bring this vision closer to reality. We stand together now because patients can’t wait.”

TRANSACTION DETAILS

Under the terms of the transaction, PRA shareholders will receive per share, $80 in cash and 0.4125 shares of ICON stock. Upon completion of the transaction, PRA shareholders will own approximately 34 percent of the shares of the combined company and ICON shareholders will own approximately 66 percent.

MANAGEMENT, GOVERNANCE AND HEADQUARTERS

The combined company will be headquartered in Dublin, Ireland. Dr. Steve Cutler, Chief Executive Officer of ICON plc, will serve as Chief Executive Officer of the combined company and Brendan Brennan, Chief Financial Officer of ICON plc, will serve as Chief Financial Officer. Ciaran Murray will serve as the Chairman of the Board of Directors.

Current PRA Chairman and Chief Executive Officer, Colin Shannon will join the board post the closing of the transaction along with one additional board member from PRA.

FINANCING, CLOSING AND APPROVALS

ICON intends to fund the cash portion of the transaction consideration through a combination of cash on hand and fully committed debt financing from Citi. The transaction is not subject to a financing condition.

The transaction has been unanimously approved by both Boards of Directors and is anticipated to close during quarter three of 2021, subject to regulatory and shareholder approvals and customary closing conditions. Until closing, PRA and ICON remain separate and independent companies.

ADVISORS

Centerview Partners is acting as lead financial advisor with Citi providing additional financial advisory services, and Cahill Gordon & Reindel serving as legal counsel to ICON plc. BofA and UBS are acting as financial advisors, and Paul Weiss serving as legal counsel to PRA Health Sciences.

CONFERENCE CALL / WEBINAR DETAILS

ICON will hold a conference call today, February 24th, 2021 at 8:30 EST [13:30 Ireland & UK]. This call and linked slide presentation can be accessed live from our website at http://investor.iconplc.com. A recording will also be available on the website for 90 days following the call. In addition, a calendar of company events, including upcoming conference presentations, is available on our website, under “Investors”. This calendar will be updated regularly.

Investor enquiries:

Brendan Brennan, CFO

+35312912000

brendan.brennan@iconplc.com

Jonathan Curtain, VP, Corporate Finance & Investor Relations

+35312912000

jonathan.curtain@iconplc.com

Media enquiries:

ICON

David Green, VP Marketing (GMT timezone)

+353 87923 5704, david.green@iconplc.com

Weber Shandwick (PR adviser)

Anthony Steel (EST time zone)

+1 917-803-1990, ASteel@webershandwick.com

Jonathan Smith (GMT time zone)

+44 7852 131068, Jonathan.Smith@webershandwick.com

About ICON plc

ICON plc is a global provider of outsourced drug and device development and commercialisation services to pharmaceutical, biotechnology, medical device and government and public health organisations. The company specialises in the strategic development, management and analysis of programs that support clinical development - from compound selection to Phase I-IV clinical studies. With headquarters in Dublin, Ireland, ICON employed approximately 16,000 employees in 93 locations in 41 countries as at December 31, 2020. For further information about ICON, visit: www.iconplc.com and www.iconplc.com/pra

About PRA

PRA is one of the world’s leading global contract research organizations by revenue, providing outsourced clinical development and data solution services to the biotechnology and pharmaceutical industries. PRA’s global clinical development platform includes more than 75 offices across North America, Europe, Asia, Latin America, Africa, Australia and the Middle East and approximately 19,000 employees worldwide. Since 2000, PRA has participated in approximately 4,000 clinical trials worldwide. In addition, PRA has participated in the pivotal or supportive trials that led to U.S. Food and Drug Administration or international regulatory approval of more than 95 drugs. To learn more about PRA, please visit: www.prahs.com

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally include statements regarding the potential transaction between ICON public limited company, a public limited company in Ireland (“ICON”) and PRA Health Sciences, Inc., a Delaware corporation (“PRA”), including any statements regarding the expected timetable for completing the potential transaction, the ability to complete the potential transaction, the expected benefits of the potential transaction (including anticipated synergies, projected financial information and future opportunities) and any other statements regarding ICON’s and PRA’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar expressions. All such forward-looking statements are based on current expectations of ICON’s and PRA’s management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Key factors that could cause actual results to differ materially from those projected in the forward-looking statements include the ability to obtain the requisite ICON and PRA stockholder approvals; uncertainties as to the timing to consummate the potential transaction; the risk that a condition to closing the potential transaction may not be satisfied; the risk that regulatory approvals are not obtained or are obtained subject to conditions that are not anticipated by the parties; potential litigation relating to the potential transaction that could be instituted against ICON, PRA or their respective directors; the effects of disruption to ICON’s or PRA’s respective businesses; restrictions during the pendency of the potential transaction that may impact ICON’s or PRA’s ability to pursue certain business opportunities or strategic transactions; the effect of this communication on ICON’s or PRA’s stock prices; transaction costs; ICON’s ability to achieve the benefits from the proposed transaction; ICON’s ability to effectively integrate acquired operations into its own operations; the ability of ICON or PRA to retain and hire key personnel; unknown liabilities; and the diversion of management time on transaction-related issues. Other important factors that could cause actual results to differ materially from those in the forward-looking statements include the effects of industry, market, economic, political or regulatory conditions outside of ICON’s or PRA’s control (including public health crises, such as pandemics and epidemics); risks regarding PRA’s ability to maintain large customer contracts or enter into new contracts; PRA’s ability to attract suitable investigators and patients for its clinical trials; PRA’s ability to keep pace with rapid technological change; PRA’s potential liability if a patient is harmed; and the factors set forth under the heading “Risk Factors” of ICON’s Annual Report on Form 20-F and PRA’s Annual Report on Form 10-K, and in subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”). These risks, as well as other risks associated with the potential transaction, are more fully discussed in the joint proxy statement/prospectus to be filed with the SEC in connection with the proposed transaction. Other unpredictable or unknown factors not discussed in this communication could also have material adverse effects on forward-looking statements. Neither ICON nor PRA assumes any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Information for Investors and Stockholders

In connection with the potential transaction, ICON expects to file a registration statement on Form F-4 with the SEC containing a preliminary prospectus of ICON that also constitutes a preliminary proxy statement of each of ICON and PRA. After the registration statement is declared effective, each of ICON and PRA will mail a definitive joint proxy statement/prospectus to stockholders of ICON and PRA, respectively. This communication is not a substitute for the joint proxy statement/prospectus or registration statement or for any other document that ICON or PRA may file with the SEC in connection with the potential transaction. INVESTORS AND SECURITY HOLDERS OF ICON AND PRA ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the joint proxy statement/prospectus (when available) and other documents filed with the SEC by ICON or PRA through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by ICON will be available free of charge on ICON’s website at https://www.iconplc.com and copies of the documents filed with the SEC by PRA will be available free of charge on PRA’s website at https://www.prahs.com/. Additionally, copies may be obtained by contacting the investor relations departments of ICON or PRA.

ICON and PRA and certain of their respective directors, certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the potential transaction under the rules of the SEC. Information about the directors and executive officers of ICON is set forth in its annual report on Form 20-F, which was filed with the SEC on February 27, 2020. Information about the directors and executive officers of PRA is set forth in its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 3, 2020. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the potential transaction will be included in the registration statement and joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

The term “PRA” may refer to PRA Health Sciences, Inc., one or more of its consolidated subsidiaries, or to all of them taken as a whole. The term “ICON” may refer to ICON public limited company, one or more of its consolidated subsidiaries, or to all of them taken as a whole. All of these terms are used for convenience only and are not intended as a precise description of any of the separate companies, each of which manages its own affairs.